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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2013, in Amendment No. 1 to the Registration Statement (Form S-1 File No. 188657) and related Prospectus of PTC Therapeutics, Inc. dated May 28, 2013.

                        /s/ Ernst & Young LLP

Metro Park, New Jersey
May 28, 2013

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  Exhibit 23.1